UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

                                    Date of report (Date of earliest event reported) November 23, 2004

Hurco Companies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

0-9143                               35-1150732
(Commission File Number)               (IRS Employer Identification No.)

One Technology Way
Indianapolis, Indiana                        46268
(Address of Principal Executive Offices)           (Zip Code)

(317) 293-5309
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On November 23, 2004, Hurco Companies, Inc. (the "Registrant") entered into a separation and release agreement with Roger J. Wolf who, as reported in Item 5.02, is retiring from his positions with the Registrant. Under the agreement, the Registrant has agreed to pay Mr. Wolf his base salary through the separation date, severance compensation totalling $310,788 in thirty-nine by-weekly installments and a one-time payment of $33,500 in January 2005. The parties also amended the split-dollar insurance agreement for Mr. Wolf in certain respects, including suspending permanently further premium payments by the Registrant, terminating the agreement as of December 10, 2011, and reducing by $108,000 to $147,810 Mr. Wolf's repayment obligation to the Registrant. Copies of the agreements with Mr. Wolf are filed as exhibits to this report and incorporated by reference herein.

Item 5.02    Departure of Directors and Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective November 23, 2004, Mr. Roger J. Wolf retired from his position as Senior Vice President and Chief Financial Officer of the Registrant.

Effective November 23, 2004, the Board of Directors appointed Stephen J. Alesia as the new Vice President and Chief Financial Officer. Mr. Alesia, 38, had been Corporate Controller of the Registrant the past eight years.

Effective November 23, 2004, the Board of Directors appointed Sonja K. McClelland as the new Corporate Controller. Ms. McClelland, 33, had been the controller the past five years of Hurco USA, a sales and service division of the Registrant.

A copy of a press release issued by the Registrant with respect to the foregoing management changes is filed as an exhibit to this report and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits

10.1	Separation and Release Severance Agreement between the Registrant and Roger J. Wolf.

10.2	Amendment to Split-Dollar Insurance Agreement between the Registrant and Roger J. Wolf.

99.1	Press Release dated November 24, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2004

HURCO COMPANIES, INC.

By: /s/ Stephen J. Alesia
Stephen J. Alesia, Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.            Description

(c)                Exhibits

10.1    Separation and Release Severance Agreement between the Registrant and Roger J. Wolf.

10.2    Amendment to Split-Dollar Insurance Agreement between the Registrant and Roger J. Wolf.

99.1    Press Release dated November 24, 2004